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                      EXHIBIT 10.5


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                                       BORROWER
[LOGO] NORTHERN                NORTECH SYSTEMS INCORPORATED      COMMERCIAL/
       NATIONAL BANK                                            AGRICULTURAL
       201 3RD STREET                                         REVOLVING OR DRAW
       BEMIDJI, MN 56601-0790           ADDRESS               NOTE-VARIABLE RATE
       TELEPHONE 218-751-1530   4050 NORRIS COURT
       "LENDER"                 BEMIDJI, MN 56601
                                TELEPHONE NO.   IDENTIFICATION NO.
                                218-751-0110

OFFICER   INTEREST  PRINCIPAL AMOUNT/     FUNDING/    MATURITY CUSTOMER  LOAN
INITIALS    RATE       CREDIT LIMIT    AGREEMENT DATE   DATE    NUMBER  NUMBER
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 BAS      VARIABLE    $500,000.00        05/10/96     02/10/97          533717
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                                PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of FIVE HUNDRED THOUSAND AND NO/100 Dollars ($500,000.00) or, if less, the aggregate unpaid principal amount of all loans or advances made by the Lender to the Borrower, plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to late payment charges and expenses, then to accrued interest, and then to principal or in any other order as determined by Lender, in Lender's sole discretion, as permitted by law.

INTEREST RATE: This Note has a variable rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days per year. Interest on this Note shall be calculated at a variable rate equal to NO/1000 percent (0.000%) per annum over the Index Rate. The Initial Index Rate is currently EIGHT AND 25/100 percent (8.250%) per annum. The Initial Interest rate on this Note shall be EIGHT AND 250/1000 percent (8.250%) per annum. Any change in the interest rate resulting from a change in the Index
Rate will be effective on: THE DATE THE INDEX RATE CHANGES

INDEX RATE: The Index Rate for this Note shall be: THE NATIONAL PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL.

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be FOUR AND NO/1000 percent (4.000%) per annum. The maximum interest rate on this Note shall not exceed NINETEEN AND NO/1000 percent (19.000%) per annum or the maximum interest rate Lender is permitted to charge by law, whichever is less.

POST-MATURITY RATE: / / If checked, this loan is for a binding commitment of at least $100,000.00 and after maturity, due to scheduled maturity or acceleration, past due amounts shall bear interest at the lesser of:________ ___________________________________________________, or the maximum interest rate Lender is permitted to charge by law.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

  INTEREST ONLY PAYMENTS BEGINNING JUNE 10, 1996 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON FEBRUARY 10, 1997.

All payments will be made to Lender at its address described above and in lawful currency of the United States of America.

RENEWAL: If checked, / / this Note is a renewal of loan number__________, and is not in payment of that Note.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise any or all of its rights or remedies as a secured party with respect to such property which rights and remedies shall be in addition to all other rights and remedies granted to Lender including, without limitation, Lender's common law right of setoff. /X/ If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be: /X/ No prepayment penalty. / / A prepayment penalty of _______% of the principal prepaid.

LATE PAYMENT CHARGE: If a payment is received more than 10 days late, Borrower will be charged a late payment charge of 5.00% of the unpaid late installment.

REVOLVING OR DRAW FEATURE: /X/ This Note possesses a revolving feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to borrow up to the full principal amount of the Note and to repay and reborrow from time to time during the term of this Note. This Note possesses a draw feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to make one or more draws under this Note. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Lender shall maintain a record of the amounts loaned to and repaid by Borrower under this Note. The aggregate unpaid principal amount shown on such record shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The Lender's failure to record the date and amount of any loan or advance shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Lender shall not be obligated to provide Borrower with a copy of the record on a periodic basis. Borrower shall be entitled to inspect or obtain a copy of the record during Lender's business hours.

CONDITIONS FOR ADVANCES: If there is no default under this Note, Borrower shall be entitled to borrow monies or make draws under this Note (subject to the limitations described above) under the following conditions:

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BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE
TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

NOTE DATE: MAY 10, 1996

BORROWER: NORTECH SYSTEMS INCORPORATED     BORROWER:

 /s/ Garry M. Anderly
--------------------------------------     -------------------------------------
GARRY M. ANDERLY
VICE PRESIDENT

BORROWER:                                  BORROWER:

--------------------------------------     -------------------------------------

BORROWER:                                  BORROWER:

--------------------------------------     -------------------------------------

BORROWER:                                  BORROWER:

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                              TERMS AND CONDITIONS

1. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor or any other third party: (a) fails to make any payment on this Note or any other indebtedness to Lender when due; (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future written agreement regarding this or any indebtedness of Borrower to Lender; (c) provides or causes any false or misleading signature or representation to be provided to Lender; (d) allows the collateral securing this Note (if any) to be lost, stolen, destroyed, damaged in any material respect, or subjected to seizure or confiscation; (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property or the Collateral; (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or (g) causes Lender to deem itself insecure for any reason, or Lender, for any reason, in good faith deems itself insecure.

2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law): (a) to cease making additional advances under this Note; (b) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full; (c) to collect the outstanding obligations of Borrower with or without resorting to judicial process; (d) to take possession of any collateral in any manner permitted by law; (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender; (f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process; (g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and (h) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right of set-off.

3. DEMAND FEATURE: If this Note contains a demand feature, Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements and other financial information (including, but not limited to, balance sheets and profit and loss statements) upon request.

5. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

6. SEVERABILITY AND INTEREST LIMITATION: If any provision of this Note is invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Notwithstanding anything contained in this Note to the contrary, in no event shall interest accrue under this Note, before or after maturity, at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof be paid, any excess shall constitute a payment of, and be applied to, the principal balance hereof, and if the principal balance has been fully paid, then such interest shall be repaid to the Borrower.

7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

8. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW: This Note shall be governed by the laws of the state indicated in Lender's address. Borrower consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding pertaining to the negotiation, execution, performance or enforcement of any term or condition contained in this Note or any related loan document and agrees not to commence or seek to remove such legal proceeding in or to a different court.

10. COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's attorney's fees, to the extent permitted by applicable law, and collection costs.

11. RETURNED CHECK: If a check for payment is returned to Lender for any reason, Lender will charge an additional fee of $15.00.

12. MISCELLANEOUS: This Note is being executed for commercial/agricultural purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest. If Lender obtains a judgment for any amount due under this Note, interest will accrue on the judgment at the judgment rate of interest permitted by law. All references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

13. JURY TRIAL WAIVER: BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SECURING THIS NOTE.

14. ADDITIONAL TERMS:

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            PRINCIPAL ADVANCES AND PAYMENTS                           INTEREST PAYMENTS          RATE CHANGE
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MADE          AMOUNT OF   AMOUNT OF  PRINCIPAL  UNDISBURSED   RECEIVED        INTEREST  DATE
 BY     DATE   ADVANCE     PAYMENT    BALANCE   COMMITMENTS      BY     DATE    PAID   PAID TO   DATE   RATE
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